SunCoke Energy, Inc. Q2 2018 Earnings Conference Call July 26, 2018 Exhibit 99.2

Forward-Looking Statements This slide presentation should be reviewed in conjunction with the Second Quarter 2018 earnings release of SunCoke Energy, Inc. (SXC) and conference call held on July 26, 2018 at 11:00 a.m. ET. Except for statements of historical fact, information contained in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon information currently available, and express management’s opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP). These statements are not guarantees of future performance and undue reliance should not be placed on them. Although management believes that its plans, intentions and expectations reflected in, or suggested by, the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Forward-looking statements often may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “contemplate,” “estimate,” “predict,” “guidance,” “forecast,” “potential,” “continue,” “may,” “will,” “could,” “should,” or the negative of these terms or similar expressions. Such statements are subject to a number of known and unknown risks, and uncertainties, many of which are beyond the control of SXC and SXCP, or are difficult to predict, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission (SEC) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. Such factors include, but are not limited to: changes in industry conditions; the ability to renew current customer, supplier and other material agreements; future liquidity, working capital and capital requirements; the ability to successfully implement business strategies and potential growth opportunities; the impact of indebtedness and financing plans, including sources and availability of third-party financing; possible or assumed future results of operations; the outcome of pending and future litigation; potential operating performance improvements and the ability to achieve anticipated cost savings from strategic revenue and efficiency initiatives. For more information concerning these factors, see the SEC filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by the cautionary statements contained in such SEC filings. The forward-looking statements in this presentation speak only as of the date hereof. Except as required by applicable law, SXC and SXCP do not have any intention or obligation to revise or update publicly any forward-looking statement (or associated cautionary language) made herein, whether as a result of new information, future events, or otherwise after the date of this presentation. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Furthermore, the non-GAAP financial measures presented herein may not be consistent with similar measures provided by other companies. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix. These data should be read in conjunction with the periodic reports of SXC and SXCP previously filed with the SEC. Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals indicated and percentages may not precisely reflect the absolute figures for the same reason. Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. SXC and SXCP have not independently verified the data obtained from these sources and cannot assure investors of either the accuracy or completeness of such data. SXC Q2 2018 Earnings Call

Q2 2018 Highlights Safety and operating performance across coke and logistics fleet in line with expectations Strong Q2 ’18 Adj. EBITDA of $67.3M; ended quarter with ample liquidity of >$370M Remain on track with 2018 oven rebuild campaign at IHO; first set of completed ovens demonstrating solid operating performance CMT achieved its third consecutive quarter of record transloading volumes; increasing 2018 CMT total throughput volumes to 11.5Mt Remain well positioned to achieve FY 2018 Adj. EBITDA guidance of $240M to $255M SXC Q2 2018 Earnings Call

# Q2 2018 Financial Performance

SunCoke Energy®

## Q2 2018 Earnings



($/share)
Earnings per Share (diluted)
($0.38)
$0.06
Q2 '17
Q2 '18
($ in millions)
Consolidated Adj. EBITDA(1)
$47.5
$67.3
Q2 '17
Q2 '18

| ($ in millions, except volumes) | Q2 '18 | Q2 '17 | Q2 '18 vs. Q2 '17 |
|---|---|---|---|
| Domestic Coke Sales Volumes | 1,007 | 953 | 54 |
| Coal Logistics Volumes | 6,980 | 5,173 | 1,807 |
| Coke Adj. EBITDA[2] | $57.7 | $48.5 | $9.2 |
| Logistics Adj. EBITDA | $19.7 | $10.0 | $9.7 |
| Corporate and Other Adj. EBITDA[3] | ($10.1) | ($11.0) | $0.9 |
| **Adjusted EBITDA [1]** | **$67.3** | **$47.5** | **$19.8** |

**Q2 '18 EPS of $0.06 up from loss of $0.38 in the prior year quarter**

- Strong cokemaking and logistic operating performance
- Absence of $11.6M loss on debt extinguishment related to Q2 '17 debt refinancing

**Consolidated Adj. EBITDA[1] of $67.3M up $19.8M or 42%**

- Coke operations up $9.2M, driven by strong operating performance across the fleet
- Logistics increased $9.7M due to 1.8 million incremental throughput tons

(1) Please see appendix for a definition and reconciliation of Adjusted EBITDA.
(2) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke.
(3) Corporate and Other includes the results of our former coal mining business, which contributed Adjusted EBITDA losses of $2.4 million and $2.7 million to Corporate and Other during the three months ended June 30, 2018 and 2017, respectively.

SXC Q2 2018 Earnings Call 4

Adjusted EBITDA(1) – Q2 ‘17 to Q2 ‘18 Q2 ‘18 performance driven by strong domestic coke production and record CMT transloading volume Please see appendix for a definition and reconciliation of Adjusted EBITDA Corporate and Other includes the results of our former coal mining business, contributing Adjusted EBITDA losses of $2.4M and $2.7M to Corporate and Other during the three months ended June 30, 2018 and 2017, respectively. (1) (1) Primarily due to lower employee-related costs SXC Q2 2018 Earnings Call $3.1M – Strong volumes and yield from rebuilt ovens $2.2M – Benefit from increased O&M recovery Driven by record sales volumes at CMT ($1.2M) Higher maintenance and operating expenses partially offset by improved volumes, yield and energy revenue $3.4M – Impact of timing and scope of planned outages $1.4M – Absence of unfavorable coal cost recovery in Q2 2017 ($ in millions) (2)

# Domestic Coke Business Summary

SunCoke Energy®

## Q2 '18 cokemaking performance supports FY 2018 outlook

### Domestic Cokemaking Performance



(Production, Kt)
$46/ton
$57/ton
$41/ton
$56/ton
$53/ton
950
981
982
962
999
148
158
260
205
179
154
174
267
204
182
148
171
267
213
183
153
156
245
230
179
155
168
267
227
182
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Sales Tons
953K
975K
977K
974K
1,007K
Adjusted EBITDA/ton(1)
Middletown
Granite City
Haverhill
Indiana Harbor
Jewell

(1) Please see appendix for a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton

**Delivered Adj. EBITDA/ton[1] of ~$53 on ~1.0 million tons of production**

- Higher maintenance and operating costs partially offset by higher coke production and solid yield performance across Domestic Coke facilities
- Benefit from timing of planned outages and absence of unfavorable coal cost recovery in Q2 2017

**Sustained operating performance from rebuilt ovens at IHO**

- Rebuilt 21 of the 67 total ovens within our 2018 rebuild campaign
- Rebuilt ovens continue to perform as expected generating increased production and enhanced yield

SXC Q2 2018 Earnings Call 6

# Logistics Business Summary

SunCoke Energy®

## Improved Q2 '18 performance driven primarily by significant increase in CMT volumes

### Logistics Performance



(Tons Handled, Kt)
$10.0M
$12.6M
$35.1M
$13.6M
$19.7M
5,173
5,134
5,590
5,821
6,980
3,346
3,372
3,206
3,293
3,767
1,827
1,762
2,384
2,528
3,213
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
CMT Adj. EBITDA (1)
$7.2M
$9.7M
$29.5M (2)
$12.0M
$16.7M
Total Logistics Adj. EBITDA ($M) (1)
CMT (coal & liquids)
Logistics (ex. CMT)

(1) Adjusted EBITDA includes Logistics deferred revenue when it is recognized as GAAP revenue. Please see appendix for a definition and reconciliation of Adjusted EBITDA.

(2) Q4 2017 Adjusted EBITDA includes $16.4M recognition of previously deferred revenue related to take-or-pay shortfalls throughout 2017.

### Delivered Q2 '18 Adj. EBITDA of $19.7M

- Increased volumes due to continued favorable coal export market dynamics
- Increase CMT 2018 base take-or-pay volumes to 10.0Mt; total throughput up to 11.5Mt

### CMT contributed $16.7M to Q2 '18 Adjusted EBITDA

- No take-or-pay volume shortfalls (e.g. deferred revenue) through the first half on coal export tons
- 300Kt merchant throughput tons in Q2 '18
- Costs associated with high water levels of $1.1M in the quarter ($1.8M YTD); water levels back to normal in middle of Q2 '18

SXC Q2 2018 Earnings Call 7

Q2 2018 Liquidity Maintain strong consolidated liquidity of >$370M, including >$200M of SXC standalone liquidity SXC Q2 2018 Earnings Call Distribution of $0.40/unit paid in Q2 ‘18 Consolidated Revolver Availability: $229M (Consolidated) Q2 ‘18 Total Debt $886M Gross Leverage(1) 3.58x Gross leverage for Q2 2018 calculated using midpoint of FY 2018E Consolidated Adjusted EBITDA guidance Strong Q2 operating performance Includes $26.3M semi-annual Senior Note interest payment $10.3M Granite City Remediation CapEx $9.4M IHO oven rebuild $7.9M Ongoing CapEx

2018 Key Initiatives Drive strong operational and safety performance while optimizing asset utilization Deliver Operations Excellence and Optimize Asset Base Complete 67 planned A-battery oven rebuilds and deliver near-breakeven FY ‘18 Adj. EBITDA Complete 2018 Indiana Harbor Oven Rebuild Campaign Secure further new business to contribute towards $5M – $10M EBITDA target in next 2 years Leverage CMT Capabilities to Diversify Customer & Product Mix Achieve $240M – $255M Consol. Adj. EBITDA and $150M – $165M Op. Cash Flow guidance Accomplish 2018 Financial Objectives SXC Q2 2018 Earnings Call

Questions

Investor Relations 630-824-1907 www.suncoke.com

Appendix

Definitions Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, loss (gain) on extinguishment of debt, changes to our contingent consideration liability related to our acquisition of CMT and/or loss on the disposal of our interest in VISA SunCoke Limited. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Company's net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. SXC Q2 2018 Earnings Call

Reconciliation to Adjusted EBITDA The loss on extinguishment of debt was recorded in connection with the debt refinancing activities during the second quarter of 2017. In June 2018, the Company recorded a loss in connection with the disposal of our interest in VISA SunCoke Limited. In conjunction with the adoption of ASU 2017-07, the expense associate with the postretirement benefit plans was excluded from operating income and recorded in interest expense, net on the Consolidated Statements of Operations during the periods presented.  Amounts in prior periods were immaterial, and therefore, were not reclassified in the reconciliation of Adjusted EBITDA to net income and net cash provided by operating activities. During the second quarter of 2017, the Company wrote-off previously capitalized engineering and land deposit costs of $5.3 million. Reflects non-controlling interest in Indiana Harbor and the portion of the Partnership owned by public unitholders. SXC Q2 2018 Earnings Call

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per ton Q4 2017 Adjusted EBITDA includes $16.4M recognition of previously deferred revenue related to take-or-pay shortfalls throughout 2017. Corporate and Other includes the results of our legacy coal mining business. SXC Q2 2018 Earnings Call

Balance Sheet & Debt Metrics Represents mid-point of FY 2018 guidance for Adj. EBITDA (Consolidated), Adj. EBITDA attributable to SXCP, and Adj. EBITDA attributable to SXC. SXC Q2 2018 Earnings Call

2018 Guidance Summary Metric 2017 Results 2018 Guidance (published Jan. ‘18) Adjusted EBITDA(1) Consolidated Attrib. to SXC $234.7M $148.3M $240M – $255M $160M – $171M Capital Expenditures(2) $74.5M ~$95M Domestic Coke Production 3.86 Mt ~3.9 Mt Dom. Coke Adj. EBITDA/ton $49 / ton $50 – $52 / ton Operating Cash Flow $148.5M $150M – $165M Cash Taxes(3) $6.8M $7M – $14M Please see other appendix materials for a definition and reconciliation of Adjusted EBITDA. Includes CapEx for the Granite City gas sharing project of $18M and $35M for FY 2017 and 2018, respectively. Capital expenditures exclude the impact of capitalized interest. Included in Operating Cash Flow. Guidance remains unchanged from January 2018 announcement SXC Q2 2018 Earnings Call

2018 Capital Expenditures SXC Q2 2018 Earnings Call 2017 ongoing CapEx includes approximately $51M in ongoing Coke Capex and $3M ongoing Logistics. Anticipate IHO Oven Rebuild CapEx to be between $25M and $30M in 2018. 2018 ongoing CapEX includes approximately $54M in ongoing Coke CapEx and $5M ongoing Logistics. Anticipate Granite City Gas Sharing project CapEx to be approximately $35M in 2018.

2018E Guidance Reconciliation Reflects non-controlling interest in Indiana Harbor and the portion of the Partnership owned by public unitholders. SXC Q2 2018 Earnings Call

# Thermal Coal Export Profitability

SunCoke Energy®

**Solid API2 benchmark price should continue to support CMT ILB producers' competitiveness in maintaining viable exports**



$93
$4
($15)
($16)
($6)
($21)
$38
API 2 Benchmark (1)
BTU Premium
Sulfur Penalty
Ocean Freight (2)
Metric to Short Conversion
Inland Freight (3)
Mine Netback
(in $ per metric tonne)
(in $ per short ton)

**Believe ILB export thermal solidly profitable at Q2 '18 API2 benchmark pricing of ~$93/t**

- Based on average ILB cash cost, netback calculation implies attractive margins
- 2019 and 2020 API2 forward price is ~$93/t and $88/t, respectively(4)

**CMT well-positioned to serve existing ILB thermal coal producers**

(1) Netback calculation example assuming $93 per metric tonne prompt API 2 benchmark (Q2 2018 average).
(2) Ocean Freight for 70,000 metric tonne US Gulf/ARA Coal Panamax freight.
(3) Consists of CN rail transportation from ILB coal mines to CMT and terminal transloading costs
(4) Source: DTC

SXC Q2 2018 Earnings Call

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